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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2003


                            NETWORKS ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-20558


          DELAWARE                                       77-0316593
(STATE OR OTHER JURISDICTION                           I.R.S. EMPLOYER
      OF INCORPORATION)                             IDENTIFICATION NUMBER

              3965 FREEDOM CIRCLE
            SANTA CLARA, CALIFORNIA                         95054
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 988-3832
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    99.1 Press release dated July 16, 2003, announcing second quarter 2003 results.

ITEM 9. REGULATION FD DISCLOSURE

     Information Provided Under Item 12 of Form 8-K.

         On July 16, 2003, Networks Associates, Inc. (the "Registrant") issued a press release announcing its second-quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The full text of this press release is set forth as Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission's Final Rule Release No. 33-8216, the Company is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               NETWORKS ASSOCIATES, INC.


Dated: July 16, 2003                           By:  /s/ Kent H. Roberts
                                                    ----------------------------
                                                    Kent H. Roberts
                                                    Executive Vice President and
                                                    General Counsel

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EXHIBIT INDEX

EXHIBITS.

     99.1 Press release dated July 16, 2003, announcing second quarter 2003 results.